UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2026

WhiteHorse Finance, Inc.

(Exact Name of Registrant as Specified in Its Charter)

814-00967

(Commission File Number)

Delaware	45-4247759
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1450 Brickell Avenue, 31st Floor,

Miami, FL 33131

(Address of principal executive offices) (Zip code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.875% Notes due 2028	WHFCL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm

On February 26, 2026, the Board of Directors (the “Board”) of WhiteHorse Finance, Inc. (the “Company”), at the recommendation of the audit committee of the Company (the “Audit Committee”), dismissed Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm effective upon the issuance of the Company’s financial statements as of and for the fiscal year ended December 31, 2025.

Crowe served as the Company’s independent registered public accounting firm since 2006 as a result of affiliated fund relationships. The audit report of Crowe on the Company’s financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period, there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company provided Crowe with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Crowe provide the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Crowe’s letter, dated March 4, 2026, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of new independent registered public accounting firm

On February 26, 2026, upon the recommendation of the Audit Committee, the Board approved the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2026.

During the two most recent fiscal years and through February 26, 2026, the date of the appointment of Deloitte, neither the Company nor any person on its behalf has consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are defined in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

16.1	Letter of Crowe LLP, dated March 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2026	WHITEHORSE FINANCE, INC.

	By:	/s/ Joyson C. Thomas
Joyson C. Thomas
Chief Financial Officer